UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2026

Automatic Data Processing, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-5397	22-1467904
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

One ADP Boulevard, Roseland, New Jersey	07068
(Address of Principal Executive Offices)	(Zip Code)

(973) 974-5000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.10 Par Value (voting)	ADP	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On May 4, 2026, Automatic Data Processing, Inc. (the “Company”) executed an Underwriting Agreement (attached hereto as Exhibit 1.1 and incorporated herein by reference) with BNP Paribas Securities Corp., BofA Securities, Inc. and J.P. Morgan Securities LLC, as representatives of the underwriters listed in Schedule 1 thereto (collectively, the “Underwriters”), pursuant to which the Company agreed to issue and sell to the Underwriters $1,000,000,000 aggregate principal amount of its 5.000% senior notes due 2036 (the “Notes”).

The sale of the Notes was registered with the Securities and Exchange Commission on a Registration Statement on Form S-3 (File No. 333-281920) (the “Registration Statement”). The Notes were offered pursuant to a prospectus dated September 4, 2024 and a prospectus supplement dated May 4, 2026.

The Notes were issued on May 7, 2026 pursuant to an Indenture (in substantially the form previously filed with the Registration Statement) by and between the Company and U.S. Bank Trust Company, National Association (as successor in interest to U.S. Bank National Association), as trustee (the “Trustee”), as supplemented by a Fifth Supplemental Indenture by and between the Company and the Trustee (attached hereto as Exhibit 4.1 and incorporated herein by reference).

Item 8.01	Other Events.

A copy of the opinion of Davis Polk & Wardwell LLP, counsel to the Company, relating to the legality of the Notes, is filed as Exhibit 5.1 to this Current Report.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit 1.1	Underwriting Agreement among Automatic Data Processing, Inc. and BNP Paribas Securities Corp., BofA Securities, Inc. and J.P. Morgan Securities LLC, as representatives of the Underwriters listed in Schedule 1 thereto, dated May 4, 2026

Exhibit 4.1	Fifth Supplemental Indenture between Automatic Data Processing, Inc. and U.S. Bank Trust Company, National Association, as trustee

Exhibit 4.2	Form of Global Note representing the Company’s 5.000% Notes due 2036 (included in Exhibit 4.1)

Exhibit 5.1	Opinion of Davis Polk & Wardwell LLP

Exhibit 23.1	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1)

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUTOMATIC DATA PROCESSING, INC. (Registrant)

Date: May 7, 2026	By:	/s/ David Kwon
Name: David Kwon
Title: Vice President